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                              EXHIBIT 10.22

                       EXECUTIVE SEVERANCE AGREEMENT

          As of December 31, 1998, each of the following officers have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from
Exhibit 10.17 of the Company's Form 8-K filed March 5, 1997:

                         James A. Hubbard
                         Kevin T. Kabat
                         David J. Wagner
                         Robert H. Warrington